UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2013

Neurotrope, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-172647	46-3522381
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

10732 Hawk’s Vista Street

Plantation, FL 33324

(Address of principal executive offices, including zip code)

(945) 632-6630

(Registrant’s telephone number, including area code)

BlueFlash Communications, Inc.

c/o Gottbetter & Partners, LLP
488 Madison Avenue, 12th Floor
New York, NY 10022

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No.2 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 29, 2013 (the “Original Report”), is being filed solely to (i) file Exhibit 16.1, Letter from Lake & Associates CPA’s LLC to the Securities and Exchange Commission dated August 30, 2013, and (ii) correct certain references in the list of exhibits. No other change has been made to the Original Report, as previously amended.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

In accordance with Item 9.01(a), Neurotrope BioScience’s audited financial statements as of, and for the period from inception to December 31, 2012, and Neurotrope BioScience’s unaudited condensed financial statements as of, and for the six months ended June 30, 2013, are included in this Report beginning on Page F-1.

(b)	Pro forma financial information.

In accordance with Item 9.01(b), unaudited pro forma condensed combined financial statements as of June 30, 2013, and for the period October 31, 2012 (Inception) to December 31, 2012, and the six months ended June 30, 2013, and the accompanying notes are included in this Report beginning on Page F-25.

(d)	Exhibits

In reviewing the agreements included or incorporated by reference as exhibits to this Current Report on Form 8-K, please remember that they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this Current Report on Form 8-K and the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

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Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated June 20, 2013, between BlueFlash Communications, Inc. and Neurotrope, Inc. (incorporated by reference from Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on August 8, 2013)

2.2	Amendment to Agreement and Plan of Merger, dated July 10, 2013, between BlueFlash Communications, Inc. and Neurotrope, Inc. (incorporated by reference from Exhibit 2.2 to the Registrant’s Current Report on Form 8-K filed with the SEC on August 8, 2013)

2.3*	Agreement and Plan of Merger and Reorganization, dated as of August 23, 2013, by and among the Registrant, Acquisition Sub and Neurotrope BioScience, Inc.

3.1	Articles of Incorporation of the Registrant (incorporated by reference from Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on August 8, 2013)

3.2	Florida Articles of Merger of BlueFlash Communications, Inc. with and into Neurotrope, Inc., filed August 5, 2013 (incorporated by reference from Exhibit 3.3 to the Registrant’s Current Report on Form 8-K filed with the SEC on August 8, 2013)

3.3	Nevada Articles of Merger of BlueFlash Communications, Inc. with and into Neurotrope, Inc., filed August 5, 2013 (incorporated by reference from Exhibit 3.4 to the Registrant’s Current Report on Form 8-K filed with the SEC on August 8, 2013)

3.4*	Certificate of Merger of Neurotrope BioScience, Inc., with and into Neurotrope Acquisition, Inc., filed August 23, 2013

3.5	Amended and Restated By-Laws of the Registrant (incorporated by reference from Exhibit 3.2 to the Registrant’s Current Report on Form 8-K filed with the SEC on August 8, 2013)

10.1*	Split-Off Agreement, dated as of August 23, 2013, by and among the Registrant, Blue Flash Communications Corp. and Marissa Watson

10.2*	General Release Agreement, dated as of August 23, 2013, by and among the Registrant, Blue Flash Communications Corp. and Marissa Watson

10.3*	Form of Lock-Up and No Short Selling Agreement between the Registrant and the officers, directors and shareholders party thereto

10.4*	Form of Subscription Agreement between Neurotrope BioScience, Inc., and the investors party thereto

10.5*	Form of Agent Warrant for Common Stock of the Registrant

10.6*	Form of Agent Warrant for Series A Preferred Stock of the Registrant

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10.7*	Placement Agency Agreement, dated June 25, 2013, between Neurotrope BioScience, Inc., and EDI Financial, Inc.

10.8*	Amendment to Placement Agency Agreement, dated August 12, 2013, between Neurotrope BioScience, Inc., and EDI Financial, Inc.

10.9*†	Employment Agreement, dated February 25, 2013, between the Registrant (as successor to Neurotrope BioScience, Inc.) and Dr. James New

10.10*†	Consulting Agreement, dated as of June 2, 2013, between Neurotrope BioScience, Inc. and Medical Cash Management Solutions, LLC

10.11*†	The Registrant’s 2013 Equity Incentive Plan

10.12*†	Form of Option Agreement under 2013 Equity Incentive Plan

10.13*	Technology License and Services Agreement, dated October 31, 2012, among Neurotrope BioScience, Inc., BRNI and NRV II, LLC

10.14*	Amendment #1 to Technology License and Services Agreement, dated August 21, 2013 among Neurotrope BioScience, Inc., BRNI and NRV II, LLC

10.15*	Common Stockholders Agreement, dated August 23, 2013, among the Registrant and the stockholders party thereto

10.16*	Form of Preferred Stockholders Agreement, dated August 23, 2013, among the Registrant and the stockholders party thereto

10.17*	Voting Agreement dated as of August 23, 2013, among the Registrant and the stockholders party thereto

10.18* *	Statement of Work Agreement dated August 20,2013, between Neurotrope BioScience and BRNI

16.1***	Letter from Lake & Associates CPA’s LLC to the Securities and Exchange Commission dated August 30, 2013

*	Incorporated by reference from the identically numbered exhibit filed with the Company’s Current Report on Form 8-K filed with the SEC on August 29, 2013.
**	Incorporated by reference from the identically numbered exhibit filed with Amendment No. 1 to the Company’s Current Report on Form 8-K filed with the SEC on August 30, 2013.
***	Filed herewith.
†	Management contract or compensatory plan or arrangement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROTROPE, INC.

Dated: September 5, 2013	By:	/s/ Jim New
		Name:	Jim New
		Title:	Chief Executive Officer

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